Exhibit 32

                                  CERTIFICATION

            The undersigned certify pursuant to 18 U.S.C. ss. 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 29, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2008                                   /s/ Terry M. Dauenhauer
                                                      -----------------------
                                                      President and
                                                      Chief Executive Officer


Date:  May 13, 2008                                   /s/ Randy Acres
                                                      ------------------
                                                      Senior Vice President and
                                                      Chief Financial Officer

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